Exhibit 10.2

FIRST AMENDMENT AND CONSENT AGREEMENT

THIS FIRST AMENDMENT AND CONSENT AGREEMENT dated as of August 6, 2012 (this “Agreement”) is entered into among Gaylord Entertainment Company, a Delaware corporation (the “Borrower”), the Guarantors, the Lenders party hereto and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent entered into that certain Third Amended and Restated Credit Agreement dated as of August 1, 2011 (as amended or modified from time to time, including as amended by this Agreement, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Required Lenders provide the consent set forth in Section 1 below, and the Required Lenders have agreed to provide such consent; and

WHEREAS, the Borrower and the Required Lenders have agreed to make certain amendments to the Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.         Consent. Notwithstanding the terms of Section 8.08 of the Credit Agreement, the Required Lenders hereby agree that neither (a) the Designated Stock Repurchase (nor the entering into of the documentation evidencing same or the consummation of the transactions contemplated thereby) nor (b) the entering into of an underwriting agreement among the Borrower, TRT Holdings, Inc. and Deutsche Bank Securities, Inc. for the purpose of facilitating the sale of certain shares of the Borrower held by TRT Holdings, Inc. and its affiliates to the public in an underwritten public offering or the consummation of the transactions contemplated thereby will cause a Default or Event of Default under the Credit Agreement. This consent is a one-time consent and is limited solely to the consent specifically provided for in the preceding sentence. Nothing contained in this Agreement shall be deemed to constitute a waiver of any other rights or remedies the Administrative Agent or any Lender may have under the Credit Agreement or any other Loan Document or under applicable law.

2.         Amendments.

(a)         A new definition is added to Section 1.01 of the Credit Agreement to read as follows:

“Designated Stock Repurchase” means that certain repurchase by the Borrower of its common stock, during the period from August 6, 2012 to and including October 1, 2012, from TRT Holdings, Inc. and its affiliates, pursuant to the terms of the documentation entered into in connection therewith, in an aggregate amount not to exceed $200,000,000.

(b)         Section 8.11(b) of the Credit Agreement is amended and restated in its entirety to read as follows:

(b)         Consolidated Tangible Net Worth. Permit the Consolidated Tangible Net Worth, at any time, to be less than the sum of (i) $850,000,000 plus (ii) 75% of Net Cash Proceeds received by any Consolidated Party in connection with any Equity Issuance after the Closing Date minus (iii) all amounts paid by the Borrower in connection with the Designated Stock Repurchase.

3.         Conditions Precedent. This Agreement shall be effective upon the receipt by the Administrative Agent of counterparts of this Agreement duly executed by the Borrower, the Guarantors and the Required Lenders.

4.         Miscellaneous.

(a)         Except as specifically set forth herein, the Credit Agreement and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms. Each Loan Party (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its obligations under the Loan Documents, (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents and (iv) reaffirms the liens and security interests granted under the terms of the Loan Documents.

(b)         The Loan Parties hereby represent and warrant as follows:

(i)         Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

(ii)         This Agreement has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(iii)         No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Agreement.

(c)         The Loan Parties further represent and warrant to the Lenders that (i) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects (except for any such representations and warranties that are by their terms qualified by materiality, in which case such representations and warranties shall be true and correct in all material respects) as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date (except for any such representations and warranties that are by their terms qualified by materiality, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date), and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(d)         This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by electronic pdf. or by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(e)         THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWER:

GAYLORD ENTERTAINMENT COMPANY

By:	/s/ Mark Fioravanti
Mark Fioravanti
Executive Vice President; Chief Financial Officer

GUARANTORS:

OPRYLAND HOTEL NASHVILLE, LLC

By:	/s/ Mark Fioravanti
Mark Fioravanti
Vice President and Treasurer

OPRYLAND HOTEL-FLORIDA LIMITED PARTNERSHIP
By: Opryland Hospitality, LLC, its general partner

By:	/s/ Mark Fioravanti
Mark Fioravanti
Vice President and Treasurer

OPRYLAND HOTEL-TEXAS LIMITED PARTNERSHIP
By: Opryland Hospitality, LLC, its general partner

By:	/s/ Mark Fioravanti
Mark Fioravanti
Vice President and Treasurer

GAYLORD NATIONAL, LLC

By:	/s/ Mark Fioravanti
Mark Fioravanti
Vice President and Treasurer

GAYLORD ENTERTAINMENT COMPANY

FIRST AMENDMENT AND CONSENT AGREEMENT

ADMINISTRATIVE AGENT AND LENDERS:

BANK OF AMERICA, N.A., in its capacity as a Lender, Swing Line Lender and L/C Issuer, and as Administrative Agent

By:	/s/ Roger C. Davis
Name:	Roger C. Davis
Title:	Senior Vice President

GAYLORD ENTERTAINMENT COMPANY

FIRST AMENDMENT AND CONSENT AGREEMENT

DEUTSCHE BANK TRUST COMPANY AMERICAS, in its capacity as a Lender

By:	/s/ George R. Reynolds
Name:	George R. Reynolds
Title:	Director

By:	/s/ Joanna Soliman
Name:	Joanna Soliman
Title:	Vice President

GAYLORD ENTERTAINMENT COMPANY

FIRST AMENDMENT AND CONSENT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as a Lender

By:	/s/ Anand J. Jobanputra
Name:	Anand J. Jobanputra
Title:	Vice President

GAYLORD ENTERTAINMENT COMPANY

FIRST AMENDMENT AND CONSENT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION, in its capacity as a Lender

By:	/s/ Lee Hord
Name:	Lee Hord
Title:	Vice President

GAYLORD ENTERTAINMENT COMPANY

FIRST AMENDMENT AND CONSENT AGREEMENT

RAYMOND JAMES BANK, FSB, in its capacity as a Lender

By:	/s/ Ronald K. Rapp
Name:	Ronald K. Rapp
Title:	Senior Vice President and Managing Director
Commercial Real Estate

GAYLORD ENTERTAINMENT COMPANY

FIRST AMENDMENT AND CONSENT AGREEMENT

CAPITAL ONE, N.A., in its capacity as a Lender

By:	/s/ Thomas A. Kashynski
Name:	Thomas A. Kashynski
Title:	Vice President

GAYLORD ENTERTAINMENT COMPANY

FIRST AMENDMENT AND CONSENT AGREEMENT

ROYAL BANK OF SCOTLAND, in its capacity as a Lender

By:	/s/ Grover A. Fitch
Name:	Grover A. Fitch
Title:	Managing Director

GAYLORD ENTERTAINMENT COMPANY

FIRST AMENDMENT AND CONSENT AGREEMENT

BANK OF NOVA SCOTIA, in its capacity as a Lender

By:	/s/ Chad Hale
Name:	Chad Hale
Title:	Director & Execution Head, REGAL

GAYLORD ENTERTAINMENT COMPANY

FIRST AMENDMENT AND CONSENT AGREEMENT

SUMITOMO MITSUI BANKING CORPORATION, in its capacity as a Lender

By:	/s/ William G. Karl
Name:	William G. Karl
Title:	General Manager

GAYLORD ENTERTAINMENT COMPANY

FIRST AMENDMENT AND CONSENT AGREEMENT